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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): FEBRUARY 26, 2004



                     INTERNATIONAL SPECIALTY HOLDINGS INC.
            (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                        333-82822               22-3807354
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
   of Incorporation)                                     Identification Number)

                        300 DELAWARE AVENUE, SUITE 303
                          WILMINGTON, DELAWARE 19801
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (302) 427-5715

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 26, 2004, International Specialty Holdings Inc. (the "Company") issued a news release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2003. A copy of the news release is furnished herewith as Exhibit 99.1.

         The news release contains information regarding non-GAAP financial measures. As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America. The Company uses non-GAAP financial measures to eliminate the effect of certain other operating gains and charges on reported operating income. The non-GAAP financial measures are provided to assist the reader in better understanding our operational performance. The non-GAAP financial measures included in our news release have been reconciled to the most directly comparable GAAP financial measure as is required under Regulation G regarding the use of such financial measures. These non-GAAP measures should be considered in addition to, and not as a substitute, or superior to, operating income or other measures of financial performance in accordance with generally accepted accounting principles.

         This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERNATIONAL SPECIALTY HOLDINGS INC.




Dated:  February 26, 2004         By: /s/ Neal E. Murphy
                                      --------------------
                                      Name:   Neal E. Murphy
                                      Title:  Senior Vice President and
                                              Chief Financial Officer


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                                 EXHIBIT INDEX


  Exhibit Number        Description
  --------------        -----------

      99.1 News release issued February 26, 2004 regarding results of operations for the fourth quarter and fiscal year year ended December 31, 2003.


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